UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7180 SW Sandburg St., Ste. 100 Tigard, Oregon	97223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 692-8001

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 13, 2014, Bioject issued a press release announcing its financial results for the quarter and full year ended December 31, 2013. The press release includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. The press release issued March 13, 2014 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01 Other Events

On March 20, 2014, Bioject issued a press release announcing that it is seeking to restructure its balance sheet, in order to secure necessary operating capital. The press release includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. The press release issued March 20, 2014 is furnished herewith as Exhibit No. 99.2 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

99.1	Press Release issued by Bioject Medical Technologies Inc. dated March 13, 2014.

99.2	Press Release issued by Bioject Medical Technologies Inc. dated March 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2014	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ CHRISTINE M. FARRELL
Christine M. Farrell
Vice President of Finance
(Principal Financial and Accounting Officer)